Deferred Taxes	6 Months Ended
Jun. 30, 2020
Deferred Taxes
Deferred Taxes

Deferred taxes

As of June 30, 2020, the company reported deferred taxes on losses carried forward in the amount of EUR 7,475 thousand (previous year: EUR 7,794 thousand). These are capitalized to the extent that they are likely to be offset against future tax profits. This is based on a planning period of five years. These relate to the deferred tax assets to be recognized on loss carry-forwards for Biofrontera Pharma GmbH, which were reduced in the first half of the year due to the utilization of the positive tax result. For the entire year 2020 and also in the future, it can still be assumed that Biofrontera Pharma GmbH will generate positive results and thus use its tax loss carryforwards.